Exhibit 99.1

YULONG FISCAL 2016 Q1 YEAR-OVER-YEAR NET INCOME INCREASES 52%; REVENUE UP 14%

New Construction Waste Management Operations Produce Record Margins of 63%

PINGDINGSHAN, China, November 12, 2015 -- Yulong Eco-Materials Limited (NasdaqCM:YECO), an eco-friendly building products and construction waste management company, today announced its financial results for fiscal 2016 Q1 period ended September 30, 2015.

Financial Snapshot ($ million)

	Q1 fiscal 2016	Q1 fiscal 2015	% change
Revenue	13.4	11.7	14%
Gross profit	5.4	4.1	32%
Gross Margin	40.8%	35.4%
Net income	3.6	2.3	52%
EPS*	0.30	0.29	3.4%
Cash as of 9/30	30.3	16.5	83%
Total Liabilities as of 9/30	21.5	30.9	(30.7)%

*Basic and diluted earnings per share for the first quarter of fiscal 2016 were calculated on approximately 48% more shares outstanding than in the prior year period, due to new shares issued in Yulong’s IPO completed on July 1, 2015.

As expected, fiscal 2016 Q1 top and bottom line improved substantially as compared to fiscal 2015 Q1 due to incremental revenue of $2 million contributed by the company’s construction waste management (CWM) division, which commenced commercial operations in April 2015. This CWM revenue more than offset the slight decreases in Yulong’s brick and concrete products’ revenue compared to the same period of fiscal 2015. Of note, Yulong’s CWM division generated approximately $0.7 million in fiscal 2015 Q4. We expect this positive trend to continue in the coming quarters and generate significant revenue from our recently signed CWM contracts.

The company’s CWM division posted a gross margin of 63.4%, the highest rate ever achieved by a company division and the primary catalyst for Yulong’s improved bottom line performance in the quarter.

Business updates

●	Stable traditional fly-ash brick and concrete divisions
●	CWM operations started in April 2015 with a 20-year exclusive license in Pingdingshan City
●	Expanded CWM service to Shangqiu City with a contract worth up to $3.9 million related to a high speed train project, in July 2015

●	Commenced CWM service in Zhengdong New District in Zhengzhou City with a contract potentially worth up to $35 million, in September 2015
●	Commenced CWM service in Zhengzhou Airport Zone in Zhengzhou City with a contract potentially worth up to $55 million, in September 2015
●	Obtained a 25-year exclusive license of CWM service in Shangqiu City with total potential revenue of up to $170 million, in September 2015

Commenting on the company’s improved performance in the first quarter of fiscal 2016, chief executive Yulong Zhu said, “The CWM division played an essential role in helping us expand our operations to additional cities, and added nearly $2 million in high margin revenue while tapping into a new market with enormous growth possibilities.

“Currently, the CWM division is providing recycling services to the Zhengzhou City Airport Zone -- a contract potentially worth $55 million in revenue over five years -- as well as processing and recycling construction waste in Shangqiu, an exclusive 25- year contract worth about $7 million in revenue per year.”

Mr. Zhu continued, “By the third quarter of fiscal 2016, we expect the CWM division to begin selling its recycled waste materials to contractors constructing major roads and highways in Henan Province. We project these sales to generate between $7.0 million and $9.5 million per year, with gross margin of over 50%.”

Mr. Zhu concluded, “At September 30, 2015, Yulong had cash and cash equivalents of about $30 million. During fiscal 2016 Q1, the company generated approximately $4 million in cash from operations, mainly from its traditional fly-ash brick and concrete divisions, which continue to generate stable cash flow.”

About Yulong Eco-Materials

Yulong is a vertically integrated manufacturer of eco-friendly building products and a construction waste management company located in the city of Pingdingshan in Henan Province, China. The Company is currently Pingdingshan’s leading producer of fly-ash bricks and concrete as well as its exclusive provider of waste management services.

Forward-Looking Statements

This press release contains forward-looking statements, particularly as related to, among other things, the business plans of the Company, statements relating to goals, plans and projections regarding the Company's financial position and business strategy. The words or phrases "plans," "would be," "will allow," "intends to," "may result," "are expected to," "will continue," "anticipates," "expects," "estimate," "project," "indicate," "could," "potentially," "should," "believe," "think," "considers" or similar expressions are intended to identify "forward-looking statements." These forward-looking statements fall within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Act of 1934 and are subject to the safe harbor created by these sections. Actual results could differ materially from those projected in the forward-looking statements as a result of a number of risks and uncertainties. Such forward-looking statements are based on current expectations, involve known and unknown risks, a reliance on third parties for information, transactions or orders that may be cancelled, and other factors that may cause our actual results, performance or achievements, or developments in our industry, to differ materially from the anticipated results, performance or achievements expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially from anticipated results include risks and uncertainties related to the fluctuation of local, regional, and global economic conditions, the performance of management and our employees, our ability to obtain financing, competition, general economic conditions and other factors that are detailed in our periodic reports and on documents we file from time to time with the Securities and Exchange Commission. Statements made herein are as of the date of this press release and should not be relied upon as of any subsequent date, and the Company specifically disclaims any obligation, to update any forward-looking statements to reflect occurrences, developments, unanticipated events or circumstances after the date of such statement.

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YULONG ECO-MATERIALS LIMITED AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(UNAUDITED)

	September 30,	June 30,
	2015	2015
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$30,324,137	$16,470,299
Accounts receivable	8,826,905	9,329,495
Deposits and other receivables	731,455	286,153
Inventories	495,636	364,254
Advances to suppliers	37,918	17,421
Prepaid expenses and other	386,724	373,617
Other receivables - related party	157,200	-
Total current assets	40,959,975	26,841,239

PLANT AND EQUIPMENT, net	39,991,110	41,267,655

OTHER ASSETS
Prepayments	3,392,483	3,658,748
Intangible assets, net	4,680,951	4,913,376
Deferred tax asset	555,567	520,147
Long-term deposit	617,676	397,300
Total other assets	9,246,677	9,489,571

Total assets	$90,197,762	$77,598,465
LIABILITIES AND EQUITY
CURRENT LIABILITIES
Short term loan - bank	$7,498,440	$7,972,190
Accounts payable, trade	2,505,550	1,726,158
Other payables and accrued liabilities	4,951,751	4,817,399
Other payables - related parties	276,024	2,584,104
Customer deposits	1,572	-
Taxes payable	1,837,611	1,098,093
Capital lease obligation-current portion	4,246,319	4,615,083
Dividends payable	-	7,994,125
Warrant liabilities	127,181	-
Total current liabilities	21,444,448	30,807,152

LONG TERM LIABILITIES
Capital lease obligation-net of current portion	12,382	138,952
Total long term liabilities	12,382	138,952

Total liabilities	21,456,830	30,946,104

COMMITMENTS AND CONTINGENCIES

EQUITY
Common stock, $0.00125 par value, 100,000,000 shares authorized, 11,869,938 and 8,000,000 shares issued and outstanding at September 30, 2015 and June 30, 2015, respectively	14,838	10,000
Subscription receivable	(10,000)	(10,000)
Additional paid-in capital	40,166,016	19,011,464
Statutory reserves	3,922,228	3,922,228
Retained earnings	24,792,512	21,211,829
Accumulated other comprehensive (loss) income	(144,662)	2,506,840
Total Yulong Eco-Materials Limited's equity	68,740,932	46,652,361

Total liabilities and equity	$90,197,762	$77,598,465

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YULONG ECO-MATERIALS LIMITED AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME

(UNAUDITED)

	For the Three Months Ended September 30,
	2015	2014
REVENUES
Bricks	$4,035,101	$4,176,234
Concrete	7,338,329	7,500,681
Recycling	1,977,438	-
TOTAL REVENUES	13,350,868	11,676,915

COST OF REVENUES
Bricks	1,785,624	1,632,440
Concrete	5,396,158	5,911,063
Recycling	723,325	-
TOTAL COST OF REVENUES	7,905,107	7,543,503

GROSS PROFIT	5,445,761	4,133,412

OPERATING EXPENSES:
Selling	144,648	195,958
General and administrative	778,625	606,574
Total operating expenses	923,273	802,532

INCOME FROM OPERATIONS	4,522,488	3,330,880

OTHER INCOME (EXPENSE), net
Interest income	19,903	16,931
Interest expense	(268,165)	(327,384)
Change in fair value of warrant liabilities	348,199	-
Foreign exchange transaction loss	(5,934)	-
Other finance expense	(16,510)	(311)
Other income (expense), net	49,334	(35,972)
Total other income (expense), net	126,827	(346,736)

INCOME BEFORE INCOME TAXES	4,649,315	2,984,144

PROVISION FOR INCOME TAXES	1,068,632	636,423

NET INCOME	3,580,683	2,347,721

OTHER COMPREHENSIVE INCOME (LOSS)
Foreign currency translation adjustments	(2,651,502)	3,021

COMPREHENSIVE INCOME	$929,181	$2,350,742

WEIGHTED AVERAGE NUMBER OF COMMON SHARES
Basic and diluted	11,869,938	8,000,000

EARNINGS PER SHARE
Basic and diluted	$0.30	$0.29

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